May 4, 2021

# Earnings Presentation Q1 2021

cardlytics

# Disclaimer

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. ("Cardlytics," "we," "us," or "our) including our financial guidance for the three months ending June 30, 2021 and the year ended December 31, 2021, the potential benefits of our acquisition of Dosh, the potential benefits of the planned acquisition of Bridg, the anticipated impact of our strategic initiatives to create shareholder value, growth in MAUs and ARPU are forward looking statements. The words "anticipate," believe," "continue," "estimate," "expect," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability sustain our revenue and billings growth; risks related to the closing of our acquisition of Bridg and the integration of Dosh and Bridg with our company; the timing of the phased launch of the Cardlytics platform by U.S. Bank; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association ("Chase"), Bank of America, National Association ("Bank of America") and a limited number of other financial institution ("FI") partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, which include FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the "Risk Factors" section of our Form 10-Q filed with the Securities and Exchange Commission on May 4, 2021. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law.

In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

# We power a native ad platform in our partners' digital channels.



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# Cardlytics provides a scaled solution based on purchase intelligence

**›168M**
Monthly Active Users(1)

**›$3.5T**
in Annual Spend(2)

**1 IN 2**
U.S. Purchase Transactions(3)

## Distinctive Benefits for Marketers

- Reach valuable banked customers
- Operate in a brand-safe, privacy-protected, trusted digital channel
- Market to the most valuable customers based on their actual spending
- Drive in-store and online traffic
- Closed-loop solution measures marketing results to the penny

(1) Monthly active users ("MAUs") during the three months ended March 31, 2021. Please see appendix for definitions.
(2) Based on data from our partners during the twelve months ended December 31, 2020.
(3) Based on aggregated data of our current partners from the June 2020 Nielson Report.

# Q1 2021 U.S. Engagement Metrics

There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals.



Offer Activation Rates by Industry
2.41%
2.69%
4.07%
4.57%
6.45%
2.79%
2.10%
3.19%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel



Campaign Spend Ratios by Industry
0.33%
0.12%
1.63%
0.28%
4.23%
0.82%
1.28%
0.92%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

**Monthly log-in days**[1] show that MAUs are logging in 10.8 days per month on average.

**Offer activation rates**[1] show higher rates for small-ticket, volume-heavy offers versus large-ticket and subscription offers.

**Campaign spend ratios**[1] show Cardlytics currently targets a small proportion of total MAU spend.

- As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers.
- There remains considerable room to target larger audiences in light of existing MAU engagement levels.

(1) Please see appendix for definitions.

# Cardlytics is focused on five strategic initiatives to create shareholder value

| | | |
|---|---|---|
| 1 | **Drive long-term growth & operating leverage** | Continued expansion of MAUs and advertising budgets while realizing the value of our operating investments |
| 2 | **Self-service portal** | Provide a solution for SMBs and agencies |
| 3 | **Grocery & CPG at scale** | Scaled SKU-level offers from leading brands with a friction-free customer experience |
| 4 | **Product & category offers** | Product-level offers across wider retail to provide advertisers enhanced flexibility and optionality |
| 5 | **Next gen customer experience** | Upgraded UI / UX for more content and better offer constructs and engagement solutions to drive engagement and spend |

# Dosh Overview

**DO$H | Founded in 2016 | Headquartered in Austin, TX**

Converting high-value customers on behalf of new advertiser and fintech partners while helping more consumers save money

| | |
|---|---|
| Innovative Platform | • Dosh's technology complements Cardlytics' product and technology roadmap<br>• Modern, efficient platform that can quickly integrate with neo-banks, fintechs, smaller banks, and consumer-facing organizations |
| Partnerships with Long-Term Potential | • Dosh brings partnerships with multiple neo-banks and fintech players, including Venmo, Betterment and Ellevest<br>• Increased exposure with millennial and younger consumer audiences |
| New Advertising Solutions | • Potential to enable new content desired by existing partners, such as travel and local offers<br>• Unique ways for advertisers to connect directly with consumers |
| Customer Engagement | • A test and learn DTC app to better understand engagement and drive advertiser ROI<br>• Results utilized by partners to drive faster scaled deployments |

## Selected Customers

Walmart, adidas, instacart, Papa John's, proactiv, Disney+, Dunkin', GNC, Backcountry, philosophy, ollie, Sephora, Costco Wholesale, Cost Plus World Market, Thrive Market, Finish Line

# Bridg Overview

## Bridg | Founded in 2010 | Headquartered in Los Angeles, CA

A customer data platform working with leading retailers to help them understand and reach customers using product-level insights

| | |
|---|---|
| **Product-level Insights that Differentiate from CDP Peers** | • Access to SKU and UPC data through its client relationships<br>• Connects to all of a merchant's customers point-of-sale through proprietary technology<br>• Capable of connecting to most point of sale systems in the U.S.<br>• Ability to ingest, clean and categorize SKU data to create usable insights |
| **Partnerships with Leading Businesses** | • Strong relationships in the restaurant vertical<br>• Expansion into retail and grocery with several key contracts signed in 2020 and 2021 |
| **Potential New Advertising Solutions** | • Ability to target on other digital media platforms, including Cardlytics<br>• Potential to enable product-level offers for partners<br>• Once integrated, Bridg could move to deterministic modeling<br>• Possibility for measurement business |
| **Privacy Focused** | • Built from the ground up to protect consumer privacy and security<br>• Not reliant on cookies or other sources for data ingestion<br>• Data never leaves the platform and is never sold |

# Financial Information & Operating Metrics

# Q1 2021 year-over-year results


($ in millions)
Revenue
Adj. Contribution(1)
Billings(1)
$58.6
$36.0
$17.6
$73.8
$48.7
$21.8
$82.8
$56.4
$24.7
$100.9
$69.3
$31.0
$67.8
$45.5
$20.4
$39.5
$28.2
$12.4
$62.1
$46.1
$19.7
$94.0
$67.1
$29.7
$76.3
$53.2
$24.3
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

(1) Adjusted contribution and billings are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as the definitions of these non-GAAP measures.

Q1 Billings 12.6% y/y

Q1 Revenue 17.0% y/y

Q1 Adj. Contribution 19.4% y/y

# Billings and Adjusted Contribution best reflect performance



**Billings**
*Total in aggregate paid by marketers*

**Consumer Incentive**
*Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome*

**Enhanced Consumer Incentive**
*Additional Consumer Incentives funded by our Partners*

**GAAP Revenue**
*Recognized as Revenue; to be split between CDLX & our Partners.*

**Partner Share**
*Portion of Revenue shared with our Partners*

**Adjusted Contribution**
*Amount retained by CDLX; net of Partner Share*

# Q1 2021 Results



BILLINGS
REVENUE
ADJ. CONTRIBUTION
Consumer Incentives
Adjusted Partner Share
Adjusted Contribution
$22,267
$25,130
$20,379
12.6%
17.0%
19.4%
$23,087
$28,889
$24,341
Q1 2020
Q1 2021

(Amounts in thousands)

| | Three Months Ended March 31 | | Change | |
|---|---|---|---|---|
| | 2020 | 2021 | $ | % |
| Billings[1] | $67,776 | $76,317 | $8,541 | 12.6% |
| Consumer Incentives | 22,267 | 23,087 | 820 | 3.7% |
| Revenue | $45,509 | $53,230 | $7,721 | 17.0% |
| Adjusted Partner Share and other third-party costs[1] | 25,130 | 28,889 | 3,759 | 15.0% |
| Adjusted contribution[1] | $20,379 | $24,341 | $3,962 | 19.4% |
| Delivery costs | 3,406 | 3,938 | 532 | 15.6% |
| Deferred implementation costs | 1,008 | 882 | (126) | (12.5%) |
| Gross Profit | $15,965 | $19,521 | $3,556 | 22.3% |

(1) Billings, adjusted Partner Share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings" and "Reconciliation of GAAP Partner Share and Other Third-Party Costs to Adjusted Partner Share and Other Third-Party Costs" and "Reconciliation of GAAP Gross Profit to Adjusted Contribution." Please see appendix for definitions.

# Significant MAU increase precedes opportunity for expected Billings growth and future ARPU expansion


(MAUs in millions)
MAUs(1)
ARPU(1)
$0.33
108.5
$0.40
120.1
$0.44
128.3
$0.52
133.4
140.8
$0.32
157.2
$0.18
161.6
$0.29
163.6
$0.41
168.5
$0.32
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

(1) Please see appendix for definitions.

# Appendix

# Appendix

## Q1 2021 Results

*(Amounts in thousands, except ARPU and per share amounts)*

| | Three Months Ended March 31, | | Change | |
|---|---|---|---|---|
| | 2021 | 2020 | AMT | % |
| Revenue | $53,230 | $45,509 | $7,721 | 17.0% |
| Billings[1] | 76,317 | 67,776 | 8,541 | 12.6% |
| Gross Profit | 19,521 | 15,965 | 3,556 | 22.3% |
| Adjusted contribution[1] | 24,341 | 20,379 | 3,962 | 19.4% |
| Net loss attributable to common stockholders | (24,895) | (13,531) | (11,364) | 84.0% |
| Net loss per share (EPS) | ($0.85) | ($0.51) | ($0.34) | 67.2% |
| Adjusted EBITDA[1] | ($3,944) | ($3,982) | 38 | (1.0%) |
| Adjusted EBITDA margin[1][2] | (7.6%) | (8.7%) | 1.2% | |
| Non-GAAP net loss[1] | ($9,938) | ($7,038) | (2,900) | 41.2% |
| Non-GAAP net loss per share[1] | ($0.34) | ($0.26) | ($0.08) | 30.8% |
| MAUs (in millions) | 168.6 | 140.8 | 27.8 | 19.7% |
| ARPU | $0.32 | $0.32 | - | - |

(1) Billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as definitions of these non-GAAP terms.

(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.

# Appendix

## Guidance

*(Amounts in millions)*

| | Q2 2021 Guidance | FY 2021 Guidance |
|---|---|---|
| Billings[(1)] | $85.0 - $95.0 | $380.0 - $420.0 |
| Revenue | $58.0 - $65.0 | $260.0 - $285.0 |
| Adjusted Contribution[(1)] | $26.0 - $30.0 | $117.5 - $132.5 |

(1) Billings and adjusted contribution are non-GAAP measures. Definitions of these non-GAAP measures are included in the appendix to this presentation. A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings." A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

# Appendix

## Reconcilation of GAAP Revenue to Billings

*(Amounts in thousands)*

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Mar 31, 2019 | Jun 30, 2019 | Sept 30, 2019 | Dec 31, 2019 | Mar 31, 2020 | Jun 30, 2020 | Sept 30, 2020 | Dec 31, 2020 | Mar 31, 2021 |
| Revenue | $35,988 | $48,730 | $56,419 | $69,293 | $45,509 | $28,222 | $46,079 | $67,082 | $53,230 |
| Plus: | | | | | | | | | |
| Consumer Incentives | 22,562 | 25,046 | 26,373 | 31,642 | 22,267 | 11,299 | 16,014 | 26,883 | 23,087 |
| Billings | $58,550 | $73,776 | $82,792 | $100,935 | $67,776 | $39,521 | $62,093 | $93,965 | $76,317 |

# Appendix

## Reconciliation of GAAP Gross Profit to Adjusted Contribution

(Amounts in thousands)

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Mar 31, 2019 | Jun 30, 2019 | Sept 30, 2019 | Dec 31, 2019 | Mar 31, 2020 | Jun 30, 2020 | Sept 30, 2020 | Dec 31, 2020 | Mar 31, 2021 |
| Revenue | $35,988 | $48,730 | $56,419 | $69,293 | $45,509 | $28,222 | $46,079 | $67,082 | $53,230 |
| Minus: | | | | | | | | | |
| Partner Share and other third-party costs | 19,004 | 27,620 | 32,470 | 38,986 | 26,138 | 16,811 | 27,971 | 38,388 | 29,771 |
| Delivery costs[1] | 3,246 | 3,370 | 3,070 | 3,207 | 3,406 | 3,499 | 3,498 | 3,907 | 3,938 |
| Gross Profit | $13,738 | $17,740 | $20,879 | $27,100 | $15,965 | $7,912 | $14,610 | $24,787 | $19,521 |
| Plus: | | | | | | | | | |
| Delivery costs[1] | 3,246 | 3,370 | 3,070 | 3,207 | 3,406 | 3,499 | 3,498 | 3,907 | 3,938 |
| Deferred implementation costs | 653 | 731 | 789 | 696 | 1,008 | 991 | 1,641 | 958 | 882 |
| Adjusted contribution | $17,637 | $21,841 | $24,738 | $31,003 | $20,379 | $12,402 | $19,749 | $29,652 | $24,341 |

(1) Delivery costs include stock-based compensation

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Mar 31, 2019 | Jun 30, 2019 | Sept 30, 2019 | Dec 31, 2019 | Mar 31, 2020 | Jun 30, 2020 | Sept 30, 2020 | Dec 31, 2020 | Mar 31, 2021 |
| Delivery costs: Stock-based compensation expense | $164 | $199 | $176 | $172 | $175 | $357 | $365 | $283 | $309 |

# Appendix

## Reconciliation of GAAP Partner Share and Other Third-Party Costs to Adjusted Partner Share and Other Third-Party Costs

*(Amounts in thousands)*

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Mar 31, 2019 | Jun 30, 2019 | Sept 30, 2019 | Dec 31, 2019 | Mar 31, 2020 | Jun 30, 2020 | Sept 30, 2020 | Dec 31, 2020 | Mar 31, 2021 |
| Partner Share and other third-party costs | $19,004 | $27,620 | $32,470 | $38,986 | $26,138 | $16,811 | $27,971 | $38,388 | $29,771 |
| Minus: | | | | | | | | | |
| Deferred implementation costs | 653 | 731 | 789 | 696 | 1,008 | 991 | 1,641 | 958 | 882 |
| Adjusted Partner Share and other third-party costs | $18,351 | $26,889 | $31,681 | $38,290 | $25,130 | $15,820 | $26,330 | $37,430 | $28,889 |

# Appendix

## Reconcilation of GAAP Net (Loss) Income to Adjusted EBITDA *(unaudited)*

*(Amounts in thousands)*

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Mar 31, 2019 | Jun 30, 2019 | Sept 30, 2019 | Dec 31, 2019 | Mar 31, 2020 | Jun 30, 2020 | Sept 30, 2020 | Dec 31, 2020 | Mar 31, 2021 |
| Net (loss) income | ($6,314) | ($6,510) | ($7,747) | $3,427 | ($13,531) | ($19,758) | ($15,356) | ($6,777) | ($24,895) |
| Plus: | | | | | | | | | |
| Income tax benefit | - | - | - | - | - | - | - | - | - |
| Interest expense (income), net | 304 | 338 | 218 | (312) | (284) | 10 | 283 | 3,039 | 3,045 |
| Depreciation and amortization expense | 961 | 1,053 | 1,167 | 1,354 | 2,331 | 1,545 | 1,933 | 2,017 | 3,065 |
| Stock-based compensation expense | 1,708 | 3,072 | 7,486 | 3,585 | 4,126 | 9,108 | 11,578 | 7,584 | 7,248 |
| Foreign currency (gain) loss | (491) | 667 | 903 | (1,859) | 1,886 | 8 | (1,066) | (2,377) | (319) |
| Deferred implementation costs | 653 | 731 | 789 | 696 | 1,008 | 991 | 1,641 | 958 | 882 |
| Costs associated with financing events | - | - | 123 | - | - | - | - | - | - |
| Loss on extinguishment of debt | - | 23 | 28 | - | - | - | - | - | - |
| Restructuring costs | - | - | - | - | 482 | 403 | 391 | 47 | - |
| Acquisition and integration costs | - | - | - | - | - | - | - | - | 7,030 |
| Adjusted EBITDA | ($3,179) | ($626) | $2,967 | $6,891 | ($3,982) | ($7,693) | ($596) | $4,491 | ($3,944) |

# Appendix

## Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

*(Amounts in thousands, except per share amounts)*

| | Three Months Ended March 31, | |
|---|---|---|
| | 2021 | 2020 |
| Net loss | ($24,895) | ($13,531) |
| Plus: | | |
| Stock-based compensation expense | 7,248 | 4,125 |
| Foreign currency (gain) loss | (319) | 1,886 |
| Acquisition and integration costs | 7,030 | - |
| Amortization of acquired intantibles | 998 | - |
| Restructuring costs | - | 482 |
| Non-GAAP net loss | ($9,938) | ($7,038) |
| Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: | | |
| Weighted-average common shares outstanding, diluted | 29,313 | 26,725 |
| Non-GAAP net loss per share attributable to common stockholders, diluted | ($0.34) | ($0.26) |

# Appendix

## Reconcilation of Forecasted GAAP Revenue to Billings

*(Amounts in millions)*

| | Q2 2021 Guidance | FY 2021 Guidance |
|---|---|---|
| Revenue | $58.0 - $65.0 | $260.0 $285.0 |
| Plus: | | |
| Consumer Incentives | $27.0 - $30.0 | $120.0 - $135.0 |
| Billings | $85.0 - $95.0 | $380.0 - $420.0 |

# Appendix

## Definitions

**Adjusted contribution**: We define adjusted contribution measures the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns.

**Adjusted EBITDA:** We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring costs; and acquisition and integration costs.

**ARPU:** We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

**Billings**: Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and Partner Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share.

**Campaign spend ratio**: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period.

**MAUs:** We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented.

**Monthly log-in days**: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented.

**Non-GAAP net loss**: We define non-GAAP net loss as our net loss income before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration costs; amortization of acquired intangibles; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA.

**Non-GAAP net loss per share:** We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted.

**Offer activation rate**: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

# Appendix

## Industry Definitions

| Industry | Segment Families |
|---|---|
| DTC | Direct to consumer |
| Entertainment | Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers |
| Grocery | Convenience, Grocery |
| Other | Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa |
| Restaurant | Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares |
| Retail | Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods |
| Subscription | Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television |
| Travel | Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies |
| Exclusions | Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools |

cardlytics